UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 4, 2009 (November 17, 2009)
(Date of earliest event reported)
GSI COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification No.)
935 First Avenue, King of Prussia, PA 19406
(Address of principal executive offices and zip code)
(610) 491-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This amendment (this “Amendment”) to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by GSI Commerce, Inc. (“GSI”) on November 18, 2009, which disclosed the completion, on November 17, 2009, of GSI’s acquisition of Retail Convergence, Inc., a Delaware corporation (“RCI”). This Amendment is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired
     (i) The audited consolidated balance sheets of RCI as of January 31, 2009 and February 2, 2008, and the related consolidated statements of operations, cash flows, and changes in stockholders’ deficit and redeemable convertible preferred stock for the fiscal year ended January 31, 2009 and for the fiscal periods from December 12, 2007 to February 2, 2008 and from February 4, 2007 to December 11, 2007 (predecessor basis) are included as Exhibit 99.2 to this report and incorporated by reference herein.
     (ii) The unaudited consolidated balance sheets of RCI as of October 31, 2009 and January 31, 2009 and the related consolidated statements of operations and cash flows for the fiscal periods ended October 31, 2009 and November 1, 2008 are included as Exhibit 99.3 to this report and incorporated by reference herein.
(b)	Pro Forma Financial Information
     GSI’s unaudited pro forma combined balance sheet as of October 3, 2009 and pro forma combined statements of operations for the fiscal year ended January 3, 2009 and the nine-month period ended October 3, 2009 are included as Exhibit 99.4 to this report and incorporated by reference herein.
(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Independent Auditor of RCI
99.1*	Press Release issued by GSI Commerce, Inc. dated November 18, 2009.
99.2
Audited Consolidated Financial Statements of RCI as of January 31, 2009 and February 2, 2008, for the fiscal year ended January 31, 2009 and for the fiscal periods from December 12, 2007 to February 2, 2008 and from February 4, 2007 through December 11, 2007 (predecessor basis).

99.3	Unaudited Consolidated Financial Statements of RCI as of October 31, 2009 and January 31, 2009 and for the fiscal periods ended October 31, 2009 and November 1, 2008.
99.4	Unaudited Pro Forma Combined Financial Information of GSI Commerce, Inc.

*	Previously filed with GSI’s Current Report on Form 8-K as filed with the SEC on November 18, 2009, and hereby incorporated by reference herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.
By:	/s/ Michael R. Conn
Michael R. Conn
Executive Vice President, Finance and Chief Financial Officer

Dated: December 4, 2009

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Auditor of RCI
99.1*	Press Release issued by GSI Commerce, Inc. dated November 18, 2009.
99.2
Audited Consolidated Financial Statements of RCI as of January 31, 2009 and February 2, 2008, for the fiscal year ended January 31, 2009 and for the fiscal periods from December 12, 2007 to February 2, 2008 and from February 4, 2007 through December 11, 2007 (predecessor basis).

99.3	Unaudited Consolidated Financial Statements of RCI as of October 31, 2009 and January 31, 2009 and for the fiscal periods ended October 31, 2009 and November 1, 2008.
99.4	Unaudited Pro Forma Combined Financial Information of GSI Commerce, Inc.
23.1	Consent of Independent Auditor of RCI

*	Previously filed with GSI’s Current Report on Form 8-K as filed with the SEC on November 18, 2009, and hereby incorporated by reference herein.